UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2017 (May 18, 2017)

SIRIUS XM HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34295	38-3916511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1290 Avenue of the Americas, 11th Fl., New York, NY	10104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 584-5100

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 18, 2017, we held our 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). At the 2017 Annual Meeting, stockholders voted on the matters disclosed in our definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 4, 2017 in connection with the 2017 Annual Meeting. The final voting results for the matters submitted to a vote of stockholders are as follows:

Item 1 – Election of Directors

At the annual meeting, the holders of our common stock elected the persons listed below as directors.

	Votes Cast For	Votes Withheld	Broker Non-Votes

Joan L. Amble	3,770,593,413	4,695,150	683,170,881
George W. Bodenheimer	3,751,335,223	23,953,340	683,170,881
Mark D. Carleton	3,538,644,418	236,644,145	683,170,881
Eddy W. Hartenstein	3,739,694,067	35,594,496	683,170,881
James P. Holden	3,746,966,911	28,321,652	683,170,881
Gregory B. Maffei	3,518,647,825	256,640,738	683,170,881
Evan D. Malone	3,737,037,744	38,250,819	683,170,881
James E. Meyer	3,769,795,334	5,493,229	683,170,881
James F. Mooney	3,755,808,284	19,480,279	683,170,881
Carl E. Vogel	3,585,823,597	189,464,966	683,170,881
Vanessa A. Wittman	3,770,588,092	4,700,471	683,170,881
David M. Zaslav	3,558,785,537	216,502,964	683,170,881

Item 2 – Advisory Vote on Executive Compensation

The holders of our common stock approved, in a non-binding advisory vote, the compensation paid to our named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
3,544,050,972	227,447,621	3,789,970	683,170,881

Item 3 – Frequency of Advisory Vote on Executive Compensation

The advisory vote on the frequency of future advisory votes on executive compensation received the following votes.

1 year	2 years	3 years	Abstain	Broker Non-Votes
274,931,800	16,363,596	3,480,910,347	3,082,820	683,170,881

Based upon the results set forth above, the Board has determined to hold an advisory vote on the compensation of our named executive officers every three years until the next required vote on the frequency of advisory votes on executive compensation. We are required to hold votes on the frequency of advisory votes on executive compensation every six years.

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Item 4 – Ratification of Appointment of KPMG LLP as Our Independent Registered Public Accountants for 2017

The holders of our common stock ratified the appointment of KPMG LLP as our independent registered public accountants for 2017.

Votes Cast For	Votes Cast Against	Abstentions

4,436,587,167	14,920,778	6,951,499
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIRIUS XM HOLDINGS INC.

By:	/s/	Patrick L. Donnelly
Patrick L. Donnelly
Executive Vice President, General
Counsel and Secretary

Dated: May 19, 2017

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